UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2026, LSB Industries, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the stockholders: (i) elected the three director nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2029; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026; and (iii) approved, on a non-binding, advisory basis, a resolution approving the 2026 compensation of the Company’s named executive officers, which is commonly referred to as a “say-on-pay” vote.

The final voting results for each of these matters are set forth below.

1. Election of three nominees to the Company’s Board of Directors whose terms will expire in 2029

Name	For	Against	Abstain
Jonathan Z. Ackerman	48,373,376.44	63,783.00	29,699.00
Diana M. Peninger	48,253,931.44	183,229.00	29,698.00
Lynn F. White	45,987,148.44	2,450,011.00	29,699.00

In addition, there were 12,505,940.71 broker non-votes with respect to each nominee. All director nominees were duly elected at the 2026 Annual Meeting. Each of the individuals named in the above table will serve as director until the Company's 2029 annual meeting of stockholders or until his/her successor is duly elected and qualified.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026

For	Against	Abstain
60,696,746.14	241,389.00	34,664.01
There were no broker non-votes on this matter.

3. Approval, on an advisory basis, of the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
48,217,328.06	204,866.38	44,664.00	12,505,940.71

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel